Exhibit 99.1 November 2015 NASDAQ: WHLR

SAFE HARBOR Wheeler Real Estate Investment Trust, Inc. (the ”Company”) considers portions of the information in this presentation to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended (the “Exchange Act”), with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward‐looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward‐looking statements. There are a number of important factors that could cause results to differ materially from those indicated by such forward‐looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; the Company’s ability to renew or enter into new leases at favorable rates; to buy or sell assets on commercially reasonable terms; to complete acquisitions or dispositions of assets under contract, to secure equity or debt financing on commercially acceptable terms or at all; to enter into definitive agreements with regard to financing and joint venture arrangements or the Company’s failure to satisfy conditions to the completion of these arrangements. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward‐looking statements, please refer to “Risk Factors” in our filings with the Securities and Exchange Commission, pursuant to the Exchange Act, which are available for review at www.sec.gov. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Wheeler will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties Target grocery-anchored shopping centers in secondary and tertiary markets with strong demographics Acquire properties at attractive yields and significant discount to replacement cost Current portfolio of 56 properties with approximately 3.3 million square feet of Gross Leasable Area 45 shopping center/retail properties, 9 undeveloped land parcels, 1 redevelopment property and 1 self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions Wheeler Real Estate Investment Trust Exchange: Nasdaq Ticker: WHLR Market Cap(1): $129 million Stock Price(1): $1.95 52-Week Trading Range: $1.68-$4.40 Common Stock Outstanding: 66.2 million Annualized Dividend: $0. 21 Dividend Yield(1): 10.8% As of 11/6/2015 Butler Square

Industry leading occupancy rate of approximately 94.3%* National and Regional merchants represent majority of Wheeler’s tenants Diversified geography and tenant base INVESTMENT HIGHLIGHTS High Quality Existing Portfolio Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy Necessity-Based Retail Secondary and Tertiary markets have limited competition from institutional buyers and low levels of new construction Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt Attractive Niche Market Opportunity Ability to scale platform as the Company grows results in improved profitability Create value through intensive leasing and property expense management Deep retailer relationships provide unique market knowledge Third-party property management and development fees create additional revenue stream Internally-Managed, Scalable Platform * As of 9/30/2015

Steven M. Belote Chief Financial Officer Wheeler’s Chief Financial Officer since 2011 Prior to joining Wheeler, worked at Shore Bank, as their CFO, playing a significant role in IPO during 1997 Previous experience also includes seven years at BDO Seidman, LLP, a large international public accounting and consulting firm Jon S. Wheeler Chairman and CEO Over 33 years of experience in the real estate industry In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which we consider our predecessor firm, that focuses on the acquisition, leasing, management, renovation & development of commercial shopping center properties Overseen the acquisition of over 60 properties with Wheeler Interests WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Dave Kelly SVP, Director of Acquisitions Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million Jeff Parker Director of Leasing Responsible for overseeing all leasing operations of the portfolio Previously served as Real Estate Portfolio Manager for Southeast and Mid-Atlantic regions for Dollar Tree Prior to Dollar Tree, Mr. Parker spent ten years handling the leasing and sale of commercial properties at CB Richard Ellis, Inc.

GROWTH STORY

WHEELER REAL ESTATE INVESTMENT TRUST

As of September 30, 2015, Wheeler owns 45 properties with GLA of 3,338,858 square feet, and 9 undeveloped land parcels totaling approximately 79.5 acres, 1 28,000 square foot redevelopment property and 1 self-occupied office building



Square Footage
Gross Leasable Area
Number of Properties
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
60
50
40
30
20
10
0
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/2015
6/30/2015
9/30/2015
5
11
11
11
12
15
23
32
36
39
42
56
Completes IPO, begins trading on NASDAQ
Completes a $4.5 million private placement transaction.
Closes secondary offering, $11.9 million raised
Addition of Wheeler Development
Completes a $10 million offering and sale of convertible and nonconvertible 9% senior notes and warrants (First part of a two tranche private placement transaction)
Completes offering and sale of Series B Preferred Stock and warrants for net proceeds of $18.7 million
Raised an additional $2.2 million of 9% non-convertible senior notes and warrants (second tranche).
Secures $25 million guidance line of credit facility with KeyBank National Association
Opens regional office in Charleston, South Carolina
Completes transition to an internally-managed REIT with the acquisition of operating companies
Secures $45 Million Credit Facility With Key Bank
Completes follow-on offering and sale of Series B Preferred Stock and warrants for gross proceeds of $20.5 million
Signs non-binding joint venture agreement with Lightbridge
Completes Series C Preferred Stock private placement transaction, which generates net proceeds of $84 million and the cancelation of $3 million in existing convertible debt.

6

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio2 Strong Grocer Rent to Sales3 79% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability The average consumer in the US makes a trip to a grocery store 2.2 times per week1 During 2009-2014, US grocer sales increased 24%, demonstrating strength of the traditional grocery store1 Strong National and Regional Tenants 78% of Wheeler's GLA is occupied by national & regional tenants Source: Food Marketing Institute. Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor as of September 30, 2015. Based on 2014 sales from 19 grocers who report sales to us in our current portfolio.

TENANT OVERVIEW Top 10 Tenants1 Top tenants represent approximately 40% of portfolio Tenant concentration expected to be reduced significantly after offering proceeds deployed Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise Minimal exposure to E-Commerce industry As of 9/30/2015 Diversified Merchandise Mix1 Type GLA % of GLA Grocery 392,898 11.77% Grocery 325,576 9.75% Grocery 114,298 3.42% Grocery 84,938 2.54% Retail 83,552 2.50% Grocery 81,000 2.43% Grocery 75,000 2.25% Grocery 67,626 2.03% Grocery 58,473 1.75% Retail 56,343 1.69% Total 1,339,704 40.13%

LEASE EXPIRATION SCHEDULE1 Approximately 78% of GLA leased until 2018 or beyond Weighted average remaining lease term of 4.8 years Weighted average remaining lease term for grocery anchor tenants is 6.0 years As of 9/30/2015

STRONG LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO Year to date September 30, 2015, approximately 232,943 square feet was renewed at a average weighted increase of 9.01% As of December 31, 2014, average occupancy rate of U.S. shopping center was measured at 92.7%1 Historical Occupancy Rates Source: ICSC http://www.chainstoreage.com/article/us-shopping-center-occupancy-rate-hit-six-year-high

Integrated Platform, Proven Success Wheeler has acquisition, leasing, property management, development and re-development services all in–house Over 50 associates Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired ten undeveloped properties totaling approximately 79.5 acres of land and one redevelopment property. Development and leasing services generate significant fees from third-party contracts Extensive pipeline of third-party projects expected to break ground in 2015 and 2016 Company anticipates by year-end 2015, it will report approximately $75,000 - $150,000 in third party development fees and external leasing commissions Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler Asset Management Acquisitions & Development Leasing & Business Dev. The Shoppes at Eagle Harbor Developed by Wheeler Development in 2009 Corporate & Accounting

CASE STUDY: FORREST GALLERY - TULLAHOMA, TN Purchase Price LTV Square Feet Price / Foot Anchor Occupancy Acquisition Cap Rate Cost of Debt Estimated ROE Built $11,500,000 79% 214,451 $54 Kroger 92% 8.8% 5.4% 21.6% 1987 Third-party property purchased in 2013 Tullahoma is ranked as the #1 “micropolitan” city in the state of Tennessee based on economic strength Strong frontage on the main street in Tullahoma has drawn multiple popular restaurants and retailers In discussion with Kroger to expand at their expense and relocate Dollar General to parking lot out-parcel Recent Improvements include new roof on Kroger and out parcel which will be 100% recaptured through CAM Peebles recently exercised two 5-year options to extend lease to 2026 Number one ranked in 2014 and 2013 by Policom based on economic strength factors such as employment, earnings, cost of living and standard of living. Investment Summary

GROWTH STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on best in market multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build to suit outparcels or pad sales Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

ACQUISITION UPDATE Beaver Ruin Village Year to date, the Company has closed on fifteen shopping centers for a total acquisition value of approximately $137.5 million at an average cap rate of 8.79%; an average interest rate of 4.25%; and, LTV of 55.5% In 2015, the Company acquired 4 raw land parcels totaling 15.9 acres and Columbia Fire Station, a 28,000 square foot redevelopment property Four properties under LOI or contract requiring equity investment of approximately $20 million at average cap rate of 8.27% with in place leases Company expects to use Key Bank facility for acquisition pipeline in fourth quarter At any given time, the Company is typically evaluating properties or negotiating LOI’s with total value of $75 -$100 million

CURRENT PIPELINE (as of 09/30/2015)

WHEELER REAL ESTATE INVESTMENT TRUST

Status	Property Name	Location	Square Footage	Anchor		Price	Cap	Interest Rate	LTV
CLOSED	Pierpont Center	Morgantown, WV	122,259	Shop n Save	$	13,885,000	9.23%	4.15%	71%
	Alex Marketplace	Alexander City, AL	147,791	Winn Dixie	$	10,250,000	8.99%	3.95%	56%
	Butler Square	Mauldin, SC	82,400	Bi Lo	$	9,400,000	8.60%	3.90%	60%
	Brook Run	Richmond, VA	147,738	Martin's	$	18,500,000	8.12%	4.08%	59%
	Beaver Ruin Village	Lilburn, GA	74,038	Kroger (Shadow)	$	12,350,000	8.58%	4.73%	57%
	Beaver Ruin Village II	Lilburn, GA	34,925	Advanced Auto	$	4,375,000	9.03%	4.73%	55%
	Chesapeake Square	Onley, VA	99,848	Food Lion	$	6,340,000	10.01%	-	0%
	Sunshine Plaza	Lehigh Acres, FL	111,189	Winn Dixie, Ace Hardware	$	10,350,000	8.56%	4.57%	57%
	Barnett Portfolio	North Carolina	171,370	Food Lion (3)	$	15,325,000	8.78%	4.30%	57%
	Grove Park	Orangeburg, SC	106,557	Hobby Lobby	$	6,600,000	8.95%	4.52%	58%
	Parkway Plaza	Brunswick, GA	52,365	Winn Dixie	$	6,075,000	8.55%	4.57%	58%
	Conyers Crossing	Conyers, GA	170,475	Hobby Lobby	$	10,750,000	8.90%	4.67%	55%
	Fort Howard Square	Rincon, GA	113,652	Goody's, Goodwill, Fred's	$	11,500,000	8.89%	4.57%	62%
Total Closed			**1,434,607**		**$**	**135,700,000**	**8.79%**	**4.34%**	**56%**
Under Contract	Independence Plaza	South Carolina	61,335	BiLo	$	7,000,000	8.90%	TBD	57%
Total Contract			**61,335**		**$**	**7,000,0000**	**8.90%**		**57%**
Closed and Contract			**1,495,942**		**$**	**142,700,000**	**8.79%**		**56%**
LOI	Shopping Center	South Carolina	26,103	Walmart (Shadow)	$	5,100,000	8.81%		57%
	Shopping Center	South Carolina	181,457	Grocery	$	20,500,000	8.09%		55%
	Shopping Center	North Carolina	82,943	Grocery	$	6,800,000	9.41%		65%
	Shopping Center	Illinois	60,999	Grocery (Shadow)	$	16,250,000	7.84%		65%
Total LOI			**351,502**		**$**	**48,650,000**	**8.27**		**60%**
	Total All Categories		**1,847,444**		**$**	**191,350,000**	**8.66%**		**57%**

15

INVESTMENT HIGHLIGHTS High Quality Existing Portfolio Attractive Niche Market Opportunity Internally-Managed, Scalable Platform Necessity-based Retail

Appendix

PROPERTY OVERVIEW (as of 9/30/2015)

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	129,941	87.9%	$ 935,291	$ 7.20
Amscot Building	Tampa, FL	1	2,500	2,500	100.0%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4%	1,019,304	16.32
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0%	404,776	11.59
Berkley (2)	Norfolk, VA	—	—	—	—	—	—
Bixby Commons	Bixby, OK	1	75,000	75,000	100.0%	768,500	10.25
Brook Run Shopping Center	Richmond, VA	21	147,738	139,154	94.2%	1,650,750	11.86
Brook Run Properties (2)	Richmond, VA	—	—	—	—	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0%	553,004	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0%	829,592	10.07
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.0%	423,000	10.07
Carolina Place (2)	Onley, VA	—	—	—	—	—	—
Chesapeake Square	Onley, VA	10	99,848	76,048	76.2%	607,583	7.99
Clover Plaza	Clover, SC	10	45,575	45,575	100.0%	354,771	7.78
Courtland Commons (2)	Courtland, VA	—	—	—	—	—	—
Columbia Fire Station (2)	Columbia, SC	—	—	—	—	—	—
Conyers Crossing	Conyers, GA	13	170,475	169,425	99.4%	861,032	5.08
Crockett Square	Morristown, TN	4	107,122	107,122	100.0%	871,897	8.14
Cypress Shopping Center	Boiling Springs, SC	16	80,435	77,635	96.5%	804,020	10.36
Edenton Commons (2)	Edenton, NC	—	—	—	—	—	—
Forrest Gallery	Tullahoma, TN	25	214,450	197,198	92.0%	1,169,934	5.93
Fort Howard Shopping Center	Rincon, GA	16	113,652	107,813	94.9%	1,030,790	9.56
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9%	1,005,144	6.62
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.1%	484,295	8.60
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0%	513,256	23.33
Grove Park	Grove, OK	16	106,557	95,829	89.8%	681,547	7.11
Harbor Point (2)	Grove, OK	—	—	—	—	—	—
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.0%	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0%	438,556	7.53
Hilton Head (2)	Hilton Head, SC	—	—	—	—	—	—
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0%	148,629	19.06
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.0%	912,000	11.26
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.3%	387,875	5.43
Laskin Road (2)	Virginia Beach, VA	—	—	—	—	—	—
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0%	502,906	7.53
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	250,538	69.21
Nashville Commons	Nashville, NC	12	56,100	56,100	100.0%	564,435	10.06
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	532,743	10.49
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7%	737,094	13.22
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,338,612	10.95
Port Crossing	Harrisonburg, VA	7	65,365	57,710	88.3%	741,234	12.84
Riversedge North (1)	Virginia Beach, VA	—	—	—	—	—	—
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0%	1,115,281	11.92
South Square	Lancaster, SC	5	44,350	39,850	89.9%	318,822	8.00
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0%	185,695	33.16
St. George Plaza	St. George, SC	5	59,279	42,828	72.3%	292,821	6.84
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,486	96.7%	950,709	8.84
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	291,495	6.83
Tampa Festival	Tampa, FL	19	137,987	129,984	94.2%	1,174,904	9.04
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	456,327	19.58
Tulls Creek (2)	Moyock, NC	—	—	—	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	450,310	9.44
Walnut Hill Plaza	Petersburg, VA	11	87,239	74,345	85.2%	589,314	7.93
Waterway Plaza	Little River, SC	9	49,750	48,550	97.6%	434,483	8.95
Westland Square	West Columbia, SC	10	62,735	57,665	91.9%	465,192	8.07
Winslow Plaza	Sicklerville, NJ	17	40,695	40,695	100.0%	573,202	14.09
Total		**479**	**3,338,858**	**3,146,912**	**94.3%**	**$ 29,301,944**	**$ 9.31**

1) Riversedge North is Company's corporate office.
2) Undeveloped/redevelopment property

18

Strong lending relationships with nationally recognized banks; strong capital position expected to significantly improve bargaining power Expanded revolving credit facility with KeyBank National Association for $45 million with an accordion feature for up to $100 million Weighted average interest rate of 4.8% WHLR’s Debt Profile Debt / Maturity profile1 As of 9/30/2015 Total Outstanding Debt: $208.1 million1

CONSOLIDATED STATEMENT OF OPERATIONS

WHEELER
REAL ESTATE INVESTMENT TRUST

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
		(unaudited)		
TOTAL REVENUES	$ 7,167,213	$ 3,506,414	$ 18,213,885	$ 9,479,342
OPERATING EXPENSES:				
Property operations	2,094,054	1,101,006	5,474,129	2,819,618
Non-REIT management and leasing services	299,566	—	901,118	—
Depreciation and amortization	4,824,448	1,961,041	11,672,780	4,996,141
Provision for credit losses	112,580	46,774	214,316	18,742
Corporate general & administrative	4,895,567	3,024,675	10,710,262	5,203,728
Total Operating Expenses	12,226,215	6,133,496	28,972,605	13,038,229
Operating Income	(5,059,002)	(2,627,082)	(10,758,720)	(3,558,887)
Interest expense	(2,306,017)	(1,491,749)	(6,406,466)	(3,945,332)
Net Loss from Continuing Operations	(7,365,019)	(4,118,831)	(17,165,186)	(7,504,219)
Income from Discontinued Operations	206,603	117,078	488,343	351,137
Net Loss	(7,158,416)	(4,001,753)	(16,676,843)	(7,153,082)
Less: Net loss attributable to noncontrolling interests	(428,702)	(487,284)	(1,331,294)	(655,987)
Net Loss Attributable to Wheeler REIT	(6,729,714)	(3,514,469)	(15,345,549)	(6,497,095)
Preferred stock dividends	(2,279,907)	(1,088,062)	(13,116,232)	(1,552,320)
Deemed dividend related to beneficial conversion feature of preferred stock	(13,124,506)	—	(72,644,506)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$ (22,134,127)	$ (4,602,531)	$ (101,106,287)	$ (8,049,415)
Loss per share from continuing operations:				
Basic and Diluted	$ (0.35)	$ (0.64)	$ (3.41)	$ (1.15)
Earnings per share from discontinued operations	0.00	0.02	0.01	0.05
	$ (0.35)	$ (0.62)	$ (3.40)	$ (1.10)
Weighted-average number of shares:				
Basic and Diluted	63,262,408	7,430,413	29,757,718	7,316,147

20

  September 30, 2015   December 31, 2014   (unaudited)     ASSETS:       Investment properties, net $ 236,163,266     $ 127,140,394 Cash and cash equivalents 7,993,293     9,969,748 Rents and other tenant receivables, net 2,143,239     1,874,084 Goodwill 5,485,823     7,004,072 Assets held for sale 30,831,841     29,093,364 Above market lease intangible, net 7,087,784     4,488,900 Deferred costs and other assets, net 49,331,780     25,400,706 Total Assets $ 339,037,026     $ 204,971,268 LIABILITIES:       Loans payable $ 186,283,498     $ 120,865,586   Liabilities associated with assets held for sale 21,943,128     20,722,981   Below market lease intangible, net 8,237,912     5,182,437   Accounts payable, accrued expenses and other liabilities 9,189,347     5,076,837   Total Liabilities 225,653,885     151,847,841   Commitments and contingencies —     —   EQUITY:       Series A preferred stock (no par value, 4,500 shares authorized, 562 and 1,809 shares issued and outstanding, respectively) 452,971     1,458,050   Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 and 1,648,900 shares issued and outstanding, respectively) 16,996,622     37,620,254   Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 66,146,331 and 7,512,979 shares issued and outstanding, respectively) 661,463     75,129   Additional paid-in capital 219,921,401     31,077,060   Accumulated deficit (134,145,251)   (27,660,234) Total Shareholders’ Equity 103,887,206     42,570,259   Noncontrolling interests 9,495,935     10,553,168   Total Equity 113,383,141     53,123,427   Total Liabilities and Equity $ 339,037,026     $ 204,971,268   Balance sheet summary

FFO and CORE FFO

WHEELER
REAL ESTATE INVESTMENT TRUST

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
	(unaudited)			
FFO	$ (2,167,593)	$ (1,796,509)	$ (4,374,787)	$ (1,426,292)
Preferred stock dividends	(2,279,907)	(1,088,062)	(13,116,232)	(1,552,320)
Preferred stock accretion adjustments	1,857,133	114,719	8,836,696	181,856
FFO available to common shareholders and common unitholders	(2,590,367)	(2,769,852)	(8,654,323)	(2,796,756)
Acquisition costs	1,733,639	1,505,000	3,167,378	1,905,000
Capital related costs	1,826,240	—	2,447,890	—
Other non-recurring expenses (1)	149,833	—	566,813	—
Share-based compensation	54,700	45,000	356,000	190,000
Straight-line rent	(108,595)	41,844	(202,030)	179,953
Loan cost amortization	303,463	140,068	1,048,711	414,668
Above (below) market lease amortization	153,512	44,288	562,987	(1,468)
Perimeter legal accrual	3,504	—	127,804	—
Tenant improvement reserves	(76,500)	—	(199,400)	—
Recurring capital expenditures	(90,200)	—	(237,700)	—
AFFO	$ 1,359,229	$ (993,652)	$ (1,015,870)	$ (108,603)
Weighted Average Common Shares	$ 63,262,408	$ 7,430,413	$ 29,757,718	$ 7,316,147
Weighted Average Common Units	4,149,556	2,029,768	3,797,605	1,967,428
Total Common Shares and Units	67,411,964	9,460,181	33,555,323	9,283,575
FFO per Common Share and Common Units	$ (0.04)	$ (0.29)	$ (0.26)	$ (0.30)
AFFO per Common Share and Common Units	$ 0.02	$ (0.11)	$ (0.03)	$ (0.01)
Pro forma AFFO per Common Share and Common Units (2)	$ 0.02		$ 0.07	

(1) Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's September 2015 Quarterly Report on Form 10-Q.

(2) Pro forma AFFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square, Sunshine Plaza, Barnett Portfolio, Grove Park, Parkway Plaza, Ft. Howard Square and Conyers Crossing acquisitions; the sales of Bixby Commons, Harps and Jenks Reasors; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, we excluded all non-recurring expenses detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our September 2015 Quarterly Report on Form 10-Q, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the nine months ended September 30, 2015 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015.

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CAPITAL STRUCTURE March 31, 2015     September 30, 2015 Debt Outstanding ($000) Outstanding ($000) Security Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)1 $6,160 $6,160 Senior Convertible Debt (9% Coupon, Dec-18 Maturity)2 $3,000 $3,000 Property Debt (4.74%/4.60% Weighted Average Coupon, Various Maturities) $138,474 $198,937 Total Debt $147,634 $208,097 Equity Shares Outstanding Amount ($000) Shares Outstanding Amount ($000) Security Series A 9% Preferred ($1,000 / share) 1,809 $1,809 562 562 Series B 9% Preferred ($25 / share, $5.00 conversion price)3 1,595,900 $39,898 729,119 18,228 Series C Preferred ($1,000 / share, $2.00 conversion price) 93,000 $93,000 - - Common Stock / OP Units4 11,358,759 $22,717 70,215,909 $140,432 Market Value of Equity $157,424 $159,222 Total Capitalization $305,058 $367,319 648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19 Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock 1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19 Assumes a $2.00 stock price

NASDAQ: WHLR For Additional Information At the Company: Investor Relations Counsel: The Equity Group Inc. Robin Hanisch Corporate Secretary Robin@whlr.us 757-627-9088 Laura Nguyen Director of Capital Markets Laura@whlr.us 757-627-9088 Terry Downs Associate TDowns@equityny.com 212-836-9615 Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Think Retail. Think Wheeler.®